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                                                                 EXHIBIT 10.8(b)

                                 FIRST AMENDMENT
                                       TO
                            PARENT COMPANY AGREEMENT

         This First Amendment to Parent Company Agreement (this "Amendment"), dated as of May 25, 2000, is entered into by and among Phillips Petroleum Company, a Delaware corporation ("Phillips"), Duke Energy Corporation, a North Carolina corporation ("Duke"), Duke Energy Field Services, LLC, a Delaware limited liability company (the "Company") and Duke Energy Field Services Corporation, a Delaware corporation ("DEFS").

         WHEREAS, reference is made to that certain Parent Company Agreement by and among Phillips, Duke, the Company and DEFS dated as of March 31, 2000 (the "Parent Company Agreement"); and

         WHEREAS, Phillips, Duke, the Company and DEFS desire to amend the Parent Company Agreement;

         NOW, THEREFORE, for and in consideration of the mutual benefits to be derived from this Amendment, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         Section 1. AMENDMENTS TO PARENT COMPANY AGREEMENT. The Parent Company Agreement is hereby amended as follows:

                  (a) The definition of "Average Market Price" in Section 1.1 of the Parent Company Agreement and in Exhibit C ("Terms of PGCSI Parent Rights") and Exhibit D ("Terms of DENG Rights") to Exhibit A ("Agreement of Merger of Phillips Gas Company Shareholder, Inc. with and into Duke Energy Field Services Corporation") to the Parent Company Agreement is hereby amended by adding at the end of such definition in each instance after the phrase "(exclusive of the pricing day)" the following:

                  "; provided, that, if the IPO is consummated on or before June 24, 2000, then (x) if the IPO Price is greater than or equal to $20 per share, the Average Market Price shall not be below the Floor Price or in excess of the Ceiling Price and (y) if the IPO Price is less than $20 per share, the Average Market Price shall be equal to the IPO Price. "Floor Price" shall mean the IPO Price minus $1 per share. "Ceiling Price" shall mean the IPO Price plus $1 per share. "IPO Price" shall mean the public offering price per share of the Corporation Common Stock in the IPO."

                  (b) Item 2 of Annex A ("Super-Majority Items") to Exhibit B ("Amended and Restated Bylaws of Duke Energy Field Services Corporation") to Exhibit A ("Agreement of Merger of Phillips Gas Company Shareholder, Inc. with and into Duke Energy Field Services Corporation") to the Parent Company Agreement is amended by deleting it in its entirety and inserting the following in replacement therefor:

                  "2. Entering a new line of business outside of the midstream gas gathering, processing, transportation and marketing businesses (and directly related activities)



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                  in the United States and Canada, the marketing of natural gas liquids in Mexico, the transportation of refined petroleum products and liquefied petroleum gases and related products and related terminaling, storage and other activities, and the gathering, transportation, storage and marketing of crude oil."

                  (c) Item 1 of Exhibit B ("Phillips Veto Actions") to Exhibit B ("Shareholders Agreement by and among Duke Energy Natural Gas Corporation and Phillips Petroleum Company") to the Parent Company Agreement is amended by deleting it in its entirety and inserting the following in replacement therefor:

                  "1. Entering a new line of business outside of the midstream gas gathering, processing, transportation and marketing businesses (and directly related activities) in the United States and Canada, the marketing of natural gas liquids in Mexico, the transportation of refined petroleum products and liquefied petroleum gases and related products and related terminaling, storage and other activities, and the gathering, transportation, storage and marketing of crude oil."

         Section 2.   MISCELLANEOUS.

                  (a) Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (including by facsimile) to the other party.

                  (b) Incorporation. The provisions of Sections 8.2 through 8.12 of the Parent Company Agreement are hereby incorporated herein and shall be deemed to include and/or apply to this Amendment, as appropriate.

                  (c) Ratification. Except as amended hereby, the Parent Company Agreement shall remain in full force and effect as previously executed by the parties, and the parties hereby ratify the Parent Company Agreement as amended hereby.



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         IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound, has caused this Amendment to be duly executed and delivered on the date first set forth above.


                                         PHILLIPS PETROLEUM COMPANY

                                         By: /s/ JOHN A. CARRIG, SR.
                                            ------------------------------------
                                         Name:   John A. Carrig, Sr.
                                              ----------------------------------
                                         Title:  Vice President and Treasurer
                                               ---------------------------------


                                         DUKE ENERGY CORPORATION

                                         By: /s/ RICHARD McGEE
                                            ------------------------------------
                                         Name:   Richard McGee
                                              ----------------------------------
                                         Title:  Vice President
                                               ---------------------------------


                                         DUKE ENERGY FIELD SERVICES, LLC

                                         By: /s/ MARTHA B. WYRSCH
                                            ------------------------------------
                                         Name:   Martha B. Wyrsch
                                              ----------------------------------
                                         Title:  Senior Vice President-
                                                   General Counsel and Secretary
                                               ---------------------------------



                                         DUKE ENERGY FIELD SERVICES CORPORATION

                                         By: /s/ MARTHA B. WYRSCH
                                            ------------------------------------
                                         Name:   Martha B. Wyrsch
                                              ----------------------------------
                                         Title:  Senior Vice President-
                                                   General Counsel and Secretary
                                               ---------------------------------










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